Exhibit 99.1

APPLIED MATERIALS ANNOUNCES THIRD QUARTER 2021 RESULTS

•Record quarterly revenue of $6.20 billion, up 41 percent year over year
•Record quarterly GAAP operating margin of 32.5 percent and record non-GAAP operating margin of 32.7 percent, up 7.3 points and 6.3 points year over year, respectively
•Record quarterly GAAP EPS of $1.87 and record non-GAAP EPS of $1.90, up 105 percent and 79 percent year over year, respectively

SANTA CLARA, Calif., Aug. 19, 2021 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its third quarter ended Aug. 1, 2021.
Third Quarter Results
Applied generated revenue of $6.20 billion. On a GAAP basis, the company recorded gross margin of 47.9 percent, operating income of $2.01 billion or 32.5 percent of net sales, and earnings per share (EPS) of $1.87.
On a non-GAAP adjusted basis, the company reported gross margin of 48.0 percent, operating income of $2.03 billion or 32.7 percent of net sales, and EPS of $1.90.
The company generated $1.69 billion in cash from operations and returned $1.72 billion to shareholders including $1.50 billion in share repurchases and $219 million in dividends.
“Applied Materials delivered record performance as long-term trends fueled by the digital transformation of the economy drive strong, secular demand for semiconductors,” said Gary Dickerson, President and CEO. “Applied has the broadest and most enabling portfolio of technologies to accelerate our customers’ roadmaps, putting us in a great position to outperform our markets again in 2021 and the years ahead.”

Applied Materials, Inc.

Quarterly Results Summary

	Q3 FY2021	Q3 FY2020	Change
	(In millions, except per share amounts and percentages)
Net sales	$6,196	$4,395	41%
Gross margin	47.9%	44.5%	3.4 points
Operating margin	32.5%	25.2%	7.3 points
Net income	$1,716	$841	104%
Diluted earnings per share	$1.87	$0.91	105%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	48.0%	45.0%	3.0 points
Non-GAAP adjusted operating margin	32.7%	26.4%	6.3 points
Non-GAAP adjusted net income	$1,740	$976	78%
Non-GAAP adjusted diluted EPS	$1.90	$1.06	79%

A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the fourth quarter of fiscal 2021, Applied expects net sales to be approximately $6.33 billion, plus or minus $250 million. Non-GAAP adjusted diluted EPS is expected to be in the range of $1.87 to $2.01.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.01 per share, includes the normalized tax benefit of share-based compensation of $0.01 per share and a net income tax benefit related to intra-entity intangible asset transfers of $0.03 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.

Third Quarter Reportable Segment Information

Semiconductor Systems	Q3 FY2021	Q3 FY2020
	(In millions, except percentages)
Net sales	$4,454	$2,916
Foundry, logic and other	63%	55%
DRAM	20%	22%
Flash memory	17%	23%
Operating income	$1,785	$958
Operating margin	40.1%	32.9%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$1,794	$982
Non-GAAP adjusted operating margin	40.3%	33.7%

Applied Global Services	Q3 FY2021	Q3 FY2020
	(In millions, except percentages)
Net sales	$1,286	$1,034
Operating income	$393	$273
Operating margin	30.6%	26.4%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$393	$277
Non-GAAP adjusted operating margin	30.6%	26.8%

Applied Materials, Inc.

Display and Adjacent Markets	Q3 FY2021	Q3 FY2020
	(In millions, except percentages)
Net sales	$431	$425
Operating income	$99	$83
Operating margin	23.0%	19.5%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$100	$87
Non-GAAP adjusted operating margin	23.2%	20.5%

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring and severance charges and any associated adjustments; certain incremental expenses related to COVID-19; impairments of assets; gain or loss on strategic investments; loss on early extinguishment of debt; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Additionally, non-GAAP results exclude estimated discrete income tax expense items associated with U.S. tax legislation. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation and cash deployment strategies, our investment and growth strategies, our development of new products and technologies, our business outlook for the fourth quarter of fiscal 2021 and beyond, the impact of the ongoing COVID-19 pandemic and responses thereto on our operations and financial results, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products, our ability to meet customer demand, and our suppliers' ability to meet our demand requirements; global economic and industry conditions; the effects of regional or global health epidemics, including the severity and duration of the ongoing COVID-19 pandemic; global trade issues and changes in trade and export license policies, including rules and interpretations promulgated by U.S. Department of Commerce expanding export license requirements for certain products sold to certain entities in China; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base; acquisitions, investments and divestitures; changes in income tax laws; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible a better future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
(In millions, except per share amounts)	August 1, 2021	July 26, 2020	August 1, 2021	July 26, 2020
Net sales	$6,196	$4,395	$16,940	$12,514
Cost of products sold	3,229	2,440	8,971	6,952
Gross profit	2,967	1,955	7,969	5,562
Operating expenses:
Research, development and engineering	640	572	1,863	1,674
Marketing and selling	159	130	454	395
General and administrative	155	145	465	411
Severance and related charges	—	—	158	—
Deal termination fee	—	—	154	—
Total operating expenses	954	847	3,094	2,480
Income from operations	2,013	1,108	4,875	3,082
Interest expense	57	61	179	181
Interest and other income, net	24	(7)	69	22
Income before income taxes	1,980	1,040	4,765	2,923
Provision for income taxes	264	199	589	435
Net income	$1,716	$841	$4,176	$2,488
Earnings per share:
Basic	$1.89	$0.92	$4.57	$2.71
Diluted	$1.87	$0.91	$4.52	$2.69
Weighted average number of shares:
Basic	908	915	914	916
Diluted	918	922	923	924

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	August 1, 2021	October 25, 2020
ASSETS
Current assets:
Cash and cash equivalents	$6,066	$5,351
Short-term investments	444	387
Accounts receivable, net	3,822	2,963
Inventories	4,117	3,904
Other current assets	799	764
Total current assets	15,248	13,369
Long-term investments	1,658	1,538
Property, plant and equipment, net	1,814	1,604
Goodwill	3,479	3,466
Purchased technology and other intangible assets, net	116	153
Deferred income taxes and other assets	2,164	2,223
Total assets	$24,479	$22,353
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$3,437	$3,138
Contract liabilities	1,688	1,321
Total current liabilities	5,125	4,459
Long-term debt, net of current portion	5,451	5,448
Income taxes payable	1,144	1,206
Other liabilities	699	662
Total liabilities	12,419	11,775
Total stockholders’ equity	12,060	10,578
Total liabilities and stockholders’ equity	$24,479	$22,353

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended		Nine Months Ended
	August 1, 2021	July 26, 2020	August 1, 2021	July 26, 2020
Cash flows from operating activities:
Net income	$1,716	$841	$4,176	$2,488
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	98	94	289	279
Severance and related charges	—	—	149	—
Share-based compensation	81	70	272	234
Deferred income taxes	20	79	44	98
Other	(15)	33	(30)	55
Net change in operating assets and liabilities	(214)	(250)	(606)	(665)
Cash provided by operating activities	1,686	867	4,294	2,489
Cash flows from investing activities:
Capital expenditures	(137)	(87)	(462)	(260)
Cash paid for acquisitions, net of cash acquired	—	(80)	(12)	(107)
Proceeds from sales and maturities of investments	400	353	1,024	1,388
Purchases of investments	(457)	(178)	(1,179)	(1,010)
Cash provided by (used in) investing activities	(194)	8	(629)	11
Cash flows from financing activities:
Debt borrowings, net of issuance costs	—	1,481	—	2,979
Debt repayments	—	(2,882)	—	(2,882)
Proceeds from common stock issuances	—	—	86	91
Common stock repurchases	(1,500)	(200)	(2,250)	(599)
Tax withholding payments for vested equity awards	(12)	(3)	(171)	(166)
Payments of dividends to stockholders	(219)	(202)	(622)	(587)
Cash used in financing activities	(1,731)	(1,806)	(2,957)	(1,164)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(239)	(931)	708	1,336
Cash, cash equivalents and restricted cash equivalents—beginning of period	6,413	5,396	5,466	3,129
Cash, cash equivalents and restricted cash equivalents — end of period	$6,174	$4,465	$6,174	$4,465

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$6,066	$4,350	$6,066	$4,350
Restricted cash equivalents included in deferred income taxes and other assets	108	115	108	115
Total cash, cash equivalents, and restricted cash equivalents	$6,174	$4,465	$6,174	$4,465

Supplemental cash flow information:
Cash payments for income taxes	$232	$238	$641	$519
Cash refunds from income taxes	$3	$—	$26	$5
Cash payments for interest	$34	$41	$137	$151

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q3 FY2021	Q3 FY2020
Unallocated net sales	$25	$20
Unallocated cost of products sold and expenses	(208)	(156)
Share-based compensation	(81)	(70)
Total	$(264)	$(206)

Additional Information

	Q3 FY2021	Q3 FY2020
Net Sales by Geography (In millions)
United States	$533	$399
% of Total	9%	9%
Europe	$238	$196
% of Total	4%	5%
Japan	$449	$472
% of Total	7%	11%
Korea	$1,291	$1,051
% of Total	21%	24%
Taiwan	$1,261	$687
% of Total	20%	16%
Southeast Asia	$173	$120
% of Total	3%	2%
China	$2,251	$1,470
% of Total	36%	33%

Employees (In thousands)
Regular Full Time	26.0	23.6

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except percentages)	August 1, 2021	July 26, 2020	August 1, 2021	July 26, 2020
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$2,967	$1,955	$7,969	$5,562
Certain items associated with acquisitions[1]	6	8	21	25
Certain incremental expenses related to COVID-19[2]	—	15	12	23
Other charges	—	—	2	—
Non-GAAP adjusted gross profit	$2,973	$1,978	$8,004	$5,610
Non-GAAP adjusted gross margin	48.0%	45.0%	47.2%	44.8%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$2,013	$1,108	$4,875	$3,082
Certain items associated with acquisitions[1]	11	12	36	38
Acquisition integration and deal costs	5	20	40	54
Certain incremental expenses related to COVID-19[2]	—	20	24	30
Severance and related charges[3]	—	—	158	—
Deal termination fee	—	—	154	—
Other charges	—	—	6	—
Non-GAAP adjusted operating income	$2,029	$1,160	$5,293	$3,204
Non-GAAP adjusted operating margin	32.7%	26.4%	31.2%	25.6%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$1,716	$841	$4,176	$2,488
Certain items associated with acquisitions[1]	11	12	36	38
Acquisition integration and deal costs	5	20	41	54
Certain incremental expenses related to COVID-19[2]	—	20	24	30
Severance and related charges[3]	—	—	158	—
Deal termination fee	—	—	154	—
Realized loss (gain) on strategic investments, net	(6)	(8)	(2)	(1)
Unrealized loss (gain) on strategic investments, net	(13)	(5)	(45)	(1)
Loss on early extinguishment of debt	—	33	—	33
Other charges	—	—	6	—
Income tax effect of share-based compensation[4]	11	12	(12)	(13)
Income tax effects related to intra-entity intangible asset transfers	23	67	60	104
Resolution of prior years’ income tax filings and other tax items	(9)	(1)	(22)	(5)
Income tax effect of non-GAAP adjustments[5]	2	(15)	(43)	(30)
Non-GAAP adjusted net income	$1,740	$976	$4,531	$2,697

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	Temporary incremental employee compensation during the COVID-19 pandemic.

3	The severance and related charges primarily related to a one-time voluntary retirement program offered to certain eligible employees.

4	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

5	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except per share amounts)	August 1, 2021	July 26, 2020	August 1, 2021	July 26, 2020
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$1.87	$0.91	$4.52	$2.69
Certain items associated with acquisitions	0.01	0.01	0.03	0.04
Acquisition integration and deal costs	0.01	0.02	0.04	0.05
Certain incremental expenses related to COVID-19	—	0.02	0.02	0.03
Loss on early extinguishment of debt	—	0.03	—	0.03
Severance and related charges	—	—	0.13	—
Deal termination fee	—	—	0.17	—
Realized loss (gain) on strategic investments, net	(0.01)	(0.01)	0.01	—
Unrealized loss (gain) on strategic investments, net	(0.01)	—	(0.05)	—
Other charges	—	—	0.01	—
Income tax effect of share-based compensation	0.01	0.01	(0.01)	(0.02)
Income tax effects related to intra-entity intangible asset transfers	0.03	0.07	0.06	0.11
Resolution of prior years’ income tax filings and other tax items	(0.01)	—	(0.02)	(0.01)
Non-GAAP adjusted earnings per diluted share	$1.90	$1.06	$4.91	$2.92
Weighted average number of diluted shares	918	922	923	924

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except percentages)	August 1, 2021	July 26, 2020	August 1, 2021	July 26, 2020
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,785	$958	$4,588	$2,655
Certain items associated with acquisitions[1]	9	9	29	29
Acquisition integration costs	—	1	(2)	1
Certain incremental expenses related to COVID-19[2]	—	14	12	20
Other charges	—	—	3	—
Non-GAAP adjusted operating income	$1,794	$982	$4,630	$2,705
Non-GAAP adjusted operating margin	40.3%	33.7%	38.7%	32.6%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$393	$273	$1,083	$807
Certain incremental expenses related to COVID-19[2]	—	4	8	8
Other charges	—	—	1	—
Non-GAAP adjusted operating income	$393	$277	$1,092	$815
Non-GAAP adjusted operating margin	30.6%	26.8%	30.0%	26.7%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$99	$83	$229	$196
Certain items associated with acquisitions[1]	1	3	3	9
Certain incremental expenses related to COVID-19[2]	—	1	1	1
Severance and related charges[3]	—	—	8	—
Non-GAAP adjusted operating income	$100	$87	$241	$206
Non-GAAP adjusted operating margin	23.2%	20.5%	19.8%	18.4%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.
2	Temporary incremental employee compensation during the COVID-19 pandemic.
3	The severance and related charges related to workforce reduction actions globally across the Display and Adjacent Markets business.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	August 1, 2021

Provision for income taxes - GAAP basis (a)	$264
Income tax effect of share-based compensation	(11)
Income tax effects related to intra-entity intangible asset transfers	(23)
Resolutions of prior years’ income tax filings and other tax items	9
Income tax effect of non-GAAP adjustments	(2)
Non-GAAP adjusted provision for income taxes (b)	$237

Income before income taxes - GAAP basis (c)	$1,980
Certain items associated with acquisitions	11
Acquisition integration and deal costs	5
Realized loss (gain) on strategic investments, net	(6)
Unrealized loss (gain) on strategic investments, net	(13)
Non-GAAP adjusted income before income taxes (d)	$1,977

Effective income tax rate - GAAP basis (a/c)	13.3%

Non-GAAP adjusted effective income tax rate (b/d)	12.0%